REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders of Together Again Limited

We have audited the accompanying balance sheets of Together Again Limited, a British Virgin Islands limited liability company, (the "Company") as of December 31, 2003 and 2002, and the related statements of income, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the periods indicated, in conformity with generally accepted accounting principles in the United States of America.


Clancy and Co., P.L.L.C.
Phoenix, Arizona

December 21, 2004

                             TOGETHER AGAIN LIMITED
                                 BALANCE SHEETS
                                   DECEMBER 31

(EXPRESSED IN THOUSANDS OF U.S. DOLLARS)
-----------------------------------------
ASSETS                                                                2003              2002
------                                                          ---------------------------------
Current Assets
   Cash and cash equivalents                                    $          546       $       344
   Trade receivables                                                        64                 -
   Other receivables                                                        35               118
   Amount due from a shareholder.                                          505               810
                                                                ---------------------------------
   Total current assets                                                  1,150             1,272

Total Assets                                                    $        1,150       $    1,272
                                                                =================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Current Liabilities
   Trade payables and accrued liabilities                       $          167       $       114
   Customer deposits                                                       473             1,056
   Income taxes payable                                                     75                34
                                                                ---------------------------------
   Total current liabilities                                               715             1,204

Commitments and contingencies                                                -                 -

Stockholder's Equity
   Share capital: par value $1; 50,000 shares authorized;
        40,000 shares issued and outstanding                                40                40
   Retained earnings                                                       395                28
                                                                ---------------------------------
   Total stockholders' equity                                              435                68
                                                                ---------------------------------

Total liabilities and stockholders' equity                      $        1,150      $      1,272
                                                                =================================









   The accompanying notes are an integral part of these financial statements.

                             TOGETHER AGAIN LIMITED
                                INCOME STATEMENTS
                         FOR THE YEARS ENDED DECEMBER 31

(EXPRESSED IN THOUSANDS OF U.S. DOLLARS)                 2003          2002
----------------------------------------            ------------- -------------

Revenues, net                                       $     3,025   $     1,469

General and administrative expenses                         (53)          (53)
                                                    ------------- -------------

Operating profit before income taxes                      2,972         1,416

Provision for income taxes (Note 3)                         (41)          (20)
                                                    ------------- -------------

Profit from operations available to shareholders    $     2,931   $     1,396
                                                    ============= =============

Basic profit per share                              $     73.28   $     46.53
                                                    ============= =============

Dividends                                           $     2,564   $     3,590
                                                    ============= =============







   The accompanying notes are an integral part of these financial statements.

                             TOGETHER AGAIN LIMITED
                         STOCKHOLDERS' EQUITY STATEMENTS
                         FOR THE YEARS ENDED DECEMBER 31

                                                                                RETAIND
                                                                  SHARE         EARNINGS
(EXPRESSED IN THOUSANDS OF U.S. DOLLARS)                         CAPITAL      (A DEFICIT)       TOTAL
----------------------------------------                      ------------------------------------------
BALANCE - JANUARY 1, 2002 (1 SHARE)                            $         1    $     2,222     $   2,223

Issuance of shares                                                      39              -            39

Net profit                                                               -          1,396         1,396

Dividends                                                                -        (3,590)       (3,590)
                                                              ------------------------------------------
BALANCE - DECEMBER 31, 2002 (40,000 SHARES)                             40             28            68
                                                              ------------------------------------------

Net profit                                                               -          2,931         2,931

Dividends                                                                -        (2,564)       (2,564)
                                                              ------------------------------------------
BALANCE - DECEMBER 31, 2003 (40,000 SHARES)                    $        40    $      395      $    435
                                                              ==========================================





   The accompanying notes are an integral part of these financial statements.

                             TOGETHER AGAIN LIMITED
                            STATEMENTS OF CASH FLOWS
                         FOR THE YEARS ENDED DECEMBER 31

(EXPRESSED IN THOUSANDS OF U.S. DOLLARS)

                                                                                         2003             2002
                                                                                     ----------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                            $    2,931      $    1,396
                                                                                     ----------------------------
   Adjustments to reconcile net income to net cash flows provided by operating activities
   Changes in assets and liabilities
       (Increase) decrease in trade receivables                                              (64)              -
       (Increase) decrease in other receivables                                               83             227
        Increase (decrease) in trade payables and accrued liabilities                         53              60
        Increase (decrease) in customer deposits                                           (583)             936
        Increase (decrease) in income taxes payable                                           41              19
                                                                                     ----------------------------
Net cash flows provided by operating activities                                            2,461           2,638
                                                                                     ----------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of shares                                                                          -              39
   Related party repayments                                                              (2,259)          (2,764)
                                                                                     ----------------------------
Net cash flows used in financing activities                                              (2,259)          (2,725)
                                                                                     ----------------------------

Increase (decrease) in cash and cash equivalents                                             202             (87)

Cash and cash equivalents, beginning of year                                                 344             431
                                                                                     ----------------------------

Cash and cash equivalents, end of year                                                $      546      $      344
                                                                                     ============================

CASH PAID FOR INTEREST AND INCOME TAXES                                                        -               -

SUPPLEMENTAL NONCASH INVESTING AND FINANCING ACTIVITIES:
   Dividends netted against outstanding loans to shareholders                         $    2,564      $    3,590
                                                                                     ============================







   The accompanying notes are an integral part of these financial statements.

                             TOGETHER AGAIN LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002
                    (Expressed in thousands of U.S. dollars)

1.     CORPORATE INFORMATION

       The Company was incorporated in the British Virgin Islands on May 18, 2000 with limited liability. Its registered office is located at the office of Offshore Incorporations Limited, P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, the British Virgin Islands. The principal activities of the Company are the provision of artist management services.


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    BASIS OF PRESENTATION

       The financial statements and accompanying notes are prepared in accordance with accounting principles generally accepted in the United States of America.

       (b)    CASH AND CASH EQUIVALENTS

       Cash and cash equivalents consist of cash on hand, deposits held at banks, and short-term highly liquid investments with original maturities of three months or less.

       (c)    FOREIGN CURRENCY TRANSLATION

       The reporting currency of the Company is United States dollars ("US$"). The Company uses their local currency, Hong Kong dollars, as their functional currency. Results of operations and cash flow are translated at average exchange rates during the period, and assets and liabilities are translated at the end of period exchange rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the stockholders' equity statement. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. These amounts are immaterial to the financial statements.

       (d)    COMPREHENSIVE INCOME

       The Company accounts for foreign currency translation adjustments separately in its Statement of Stockholders' equity as other comprehensive income. There were no such amounts for the periods presented.

       (E)    INCOME TAXES

       The Company has adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes ("SFAS 109"). SFAS 109 requires the recognition of deferred income tax liabilities and assets for the expected future tax consequences of temporary differences between income tax basis and financial reporting basis of assets and liabilities. Provision for income taxes consist of taxes currently due plus deferred taxes. There are no deferred tax amounts at December 31, 2003 and 2002.

       The charge for taxation is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date. Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit.

       In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probably that taxable profit will be available against which deductible temporary differences can be utilized.

       Deferred tax is calculated at the tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity. Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

       (F)    USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those required.

       (G)    REVENUE RECOGNITION AND PROVISIONS FOR LOSSES

       Service fee income from provision of artist management services is recognized when services are rendered. In accordance with SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements," the Company presents its revenue on a net basis as it acts as an agent for the artists. Revenues on a gross basis for the year ended December 31, 2003 were approximately $3,782,000 (2002: $1,887,000).
       Provisions for losses are determined on the basis of loss experience and current economic conditions. These financial statements do not include any provision for losses.

       (H)    RELATED PARTY TRANSACTIONS

       Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

       (I)    FAIR VALUE OF FINANCIAL INSTRUMENTS

       The Company considers the carrying amount of cash, trade receivables, deposits and other receivables, trade payables, accrued liabilities to approximate fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest.

       (J)     CONCENTRATION OF CREDIT RISK

       Due to trade receivables - The balance in trade receivables at December 31, 2003 represents one customer.

       Due to revenues and major customers - For the years ended December 31, 2003 and 2002, all of the Company's revenues were generated by one artist, with the exception of one customer in 2003 only. During 2003, the Company had two customers (2002: three customers) that each accounted for more than 10% of its revenues.

       Due to geographic sales - The Company's percentage of revenues by geographic area follows:

                                                  2003         2002
                                               ------------ ------------
        People's Republic of China                 90%          86%
        Hong Kong                                   9%          14%
        United States of America                    1%            -

       (K)    EARNINGS PER SHARE

       Basic earnings or profit per share are based on the weighted average number of common shares outstanding. Diluted earnings or loss per share is based on the weighted average number of common shares outstanding (2003: 40,000 shares; 2002: 30,000 shares) and dilutive common stock equivalents. All earnings per share amounts in these financial statements are basic earnings per share as defined by SFAS No. 128, "Earnings Per Share." There were no dilutive common stock equivalents for the periods presented.

       (L)    RECENT ACCOUNTING PRONOUNCEMENTS

       The Securities and Exchange Commission ("SEC") and the Financial Accounting Standards Board ("FASB") issued the following new accounting pronouncements during 2003 and 2004:

       In January 2003, the FASB issued FASB Interpretation No. 46 "Consolidation of Variable Interest Entities - an interpretation of Accounting Research Bulletin No. 51 ("FIN 46"). FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the entity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. FIN 46 does not have any impact on the financial position or results of operations of the Company.

       In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities," which amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement is generally effective for contracts entered into or modified after June 30, 2003, and all provisions should be applied prospectively. This statement does not affect the Company.

       In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity," which establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. Restatement is not permitted. This statement does not affect the Company.

       In December 2003, the SEC released Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition," which supersedes SAB 101, "Revenue Recognition in Financial Statements." SAB 104 clarifies existing guidance regarding revenues for contracts that contain multiple deliverables to make it consistent with Emerging Issues Task Force ("EITF") No. 00-21,"Accounting for Revenue Arrangements with Multiple Deliverables." This statement does not affect the Company.

       In November 2004, the FASB issued SFAS No. 151, "Inventory Costs," which clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. This Statement is the result of a broader effort by the FASB to improve the comparability of cross-border financial reporting by working with the International Accounting Standards Board ("IASB") toward development of a single set of high-quality accounting standards. As part of that effort, the FASB and the IASB identified opportunities to improve financial reporting by eliminating certain narrow differences between their existing accounting standards. As currently worded in Accounting Research Bulletin 43, the term "so abnormal" was not defined and its application could lead to unnecessary noncomparability of financial reporting. This Statement eliminates that term. This statement does not affect the Company.

       In December 2004, the FASB issued SFAS No. 123R, "Share-Based Payment" ("SFAS 123R"), a revision to SFAS No. 123 "Accounting for Stock-Based Compensation" ("SFAS 123"), and superseding APB Opinion No. 25 "Accounting for Stock Issued to Employees" and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services, including obtaining employee services in share-based payment transactions. SFAS 123R applies to all awards granted after the required effective date and to awards modified, repurchased, or cancelled after that date. Adoption of the provisions of SFAS 123R is effective as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. This statement does not affect the Company.

       In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67," which discusses the accounting and reporting of real estate time-sharing transactions. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005, and restatement of previously issued financial statements is not permitted. This statement does not affect the Company.

       In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Assets - an amendment of APB Opinion No. 29." The guidance in APB Opinion No. 29, "Accounting for Nonmonetary Transactions," is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged and provided an exception to the basic measurement principle (fair value) for exchanges of similar productive assets. That exception required that some nonmonetary exchanges, although commercially substantive, be recorded on a carryover basis. This Statement eliminates the exception to fair value for exchanges of similar productive assets and replaces it with a general exception for exchange transactions that do not have commercial substance--that is, transactions that are not expected to result in significant changes in the cash flows of the reporting entity. The provisions of this Statement are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005, applied prospectively. This statement does not affect the Company.

3.     INCOME TAXES

       Hong Kong profits tax has been provided at a rate of 17.5% (2002: 16%) on the estimated assessable profits arising in Hong Kong for the year ended December 31, 2003 and 2002.

       The following table reconciles the U.S. Statutory rates to the Company's effective rate:

                                                             2003        2002
                                                           ---------  ----------

        U.S. statutory rate                                   34.0%       34.0%
        Foreign income not recognized in United States       (34.0)      (34.0)
        Hong Kong profits tax                                  17.5        16.0
                                                           ---------  ----------
                                                              17.5%       16.0%
                                                           =========  ==========


       A reconciliation of the provision for Hong Kong profits tax for the years ended December 31 consists of the following:

                                                                           2003                    2002
                                                                             $           %           $            %
                                                                       -------------- -------- -------------- ---------
        Profit before tax                                              $       2,972            $      1,416
                                                                       ============== ======== ============== =========

        Provision for Hong Kong profits tax                            $         520     17.5   $        226      16.0

        Tax  effect of income  not  taxable  in  determining  taxable
        profits                                                                 (599)   (20.2)          (258)    (18.2)

        Tax effect of expenses not deductible in determining  taxable
        profits                                                                  120        4             52       3.7
                                                                       -------------- -------- -------------- ---------

        Provision for income taxes                                     $          41      1.3   $         20       1.5
                                                                       ============== ======== ============== =========

4.       STOCKHOLDERS' EQUITY

         Dividends:

         For the years ended December 31, 2003 and 2002, dividends of $64.10 (2002: $89.74) per share totaling $2,564,000 (2002: $3,590,000) were declared to shareholders of record as of December 31, 2003 and 2002, respectively, and were paid by netting these amounts against loans to shareholders for both periods presented.

         Share capital:

         (i) Upon incorporation, the authorized share capital of the Company was US$50,000 divided into 50,000 ordinary shares of US$1 each. On June 8, 2000, 1 share was allotted and issued, credited as fully paid.

(ii) On April 12, 2002, the Company issued 39,999 shares new ordinary shares of US$1 each to Colima Enterprises Holdings Inc. at a price of US$1 per share.


5.       RELATED PARTY TRANSACTIONS

         Amount due from a shareholder (Colima Enterprises Holdings Inc.) is unsecured, interest free and repayable on demand.


6.       SIGNIFICANT SUBSEQUENT EVENTS

Subsequent to year-end, the Company underwent a series of corporate reorganizations with both privately held companies and a publicly held company as follows:

(i) Reorganization with privately held companies:

         (a) On March 15, 2004, Colima Enterprises Holdings Inc., which was the sole shareholder of the Company, transferred 15,480 shares of the Company to China Star Entertainment (BVI) Limited for consideration of HK$38,310,000 (approximately $4,900,000).

         (b) On March 15, 2004, the Company entered into a sale and purchase agreement with China Star Entertainment (BVI) Limited, pursuant to which the Company purchased China Star Entertainment (BVI) Limited's interest in the entire issued share capital of Imperial International Limited in consideration for the Company issuing 8,080 shares to China Star Entertainment (BVI) Limited.

         (c) Further to the reorganization completed on March 15, 2004, the Company together with its subsidiaries acquired on March 15, 2004 (hereinafter referred as to the "Group") underwent another reorganization scheme ("New Reorganization") to rationalize the structure of the Group. Pursuant to the New Reorganization, the Company became the holding company of the companies involved in the New Reorganization on October 31, 2004 ("the New Group"). This was accomplished by (i) transferring certain assets and liabilities which are employed in the operation of the principal activity of the Company (the "Business") to Metrolink Global Limited ("MGL"), a company incorporated in the British Virgin Islands in consideration of the HK$3,645,820 which shall be satisfied by (a) the allotment and issue by 99 MGL ordinary shares to Metrolink Pacific Limited ("MPL"), the immediate holding company of MGL incorporated in the British Virgin Islands; (b) the allotment and issue by MPL to Imperial of 99 MPL ordinary shares; and (c) the allotment and issue of 98 ordinary shares of Imperial to the Company, each issued and credited as fully paid; (ii) allotment of 20 ordinary shares of MPL to Imperial as consideration for acquiring the entire issued share capital of China Star Management Limited ("CSML") and Anglo Market International Limited ("AMIL") each issued and credited as fully paid.

              At the same time, the Company entered into several deeds of novation with MGL for completion of the transfer of Business as follow: (i) deed of novation in relation to amounts paid by CSML on behalf of the Company; (ii) deed of novation in relation to Artist Contract entered by the Company; and (iii) deed of novation in relation to professional fees contracted to be paid by the Company.

       As a result of the above acquisitions, the principal activities of the Company are investment holding and the provision of artist management services. The accounting policies are the same as those of the Company. Supplementary unaudited pro forma condensed financial data compiled with the assumption that all of the above acquisitions tool place on January 1, 2002 is shown as follows:

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS
                                   DECEMBER 31
                    (Expressed in thousands of U.S. dollars)

ASSETS                                                                              2003          2002
------
                                                                                ----------------------------
Current Assets
   Cash and cash equivalents                                                    $        816    $       509
   Trade receivables, deposits and other receivables                                   2,479          1,739
   Amounts due from fellow subsidiaries                                                1,635          1,547
   Amounts due from related companies - Colima Enterprises Holdings, Inc.                465            769
                                                                                ----------------------------
   Total current assets                                                                5,395          4,564

                                                                                ----------------------------
Total Assets                                                                    $      5,395    $     4,564
                                                                                ============================

LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------
Current Liabilities
   Trade payables and other accruals                                            $      2,378    $     1,703
   Due to related parties                                                              2,827          4,359
   Income taxes payable                                                                   75             34
                                                                                ----------------------------
   Total current liabilities                                                           5,280          6,096

Commitments and contingencies                                                              -              -

Stockholder's Equity                                                                     115         (1,532)
                                                                                ----------------------------

                                                                                ----------------------------
Total liabilities and stockholders' equity                                      $     5,395     $     4,564
                                                                                ============================



                 UNAUDITED PRO FORMA CONDENSED INCOME STATEMENTS
                         FOR THE YEARS ENDED DECEMBER 31
                    (Expressed in thousands of U.S. dollars)

                                                                                    2003            2002
                                                                                ----------------------------
Revenues, net                                                                   $       5,436   $     1,860
Other income                                                                                -            10
General and administrative expenses                                                   (1,184)       (1,274)
                                                                                ----------------------------
Operating profit before income taxes                                                    4,252           596
Provision for income taxes                                                               (41)           (20)
                                                                                ----------------------------
Profit from operations available to shareholders                                $       4,211   $       576
                                                                                ============================

Basic profit per share                                                          $       87.72   $     12.00
                                                                                ============================
Dividends                                                                       $       2,564   $     3,590
                                                                                ============================

          UNAUDITED PRO FORMA CONDENSED STOCKHOLDERS' EQUITY STATEMENTS
                         FOR THE YEARS ENDED DECEMBER 31
                    (Expressed in thousands of U.S. dollars)

                                                                          ADDITIONAL
                                                              SHARE        PAID-IN       RETAIND
                                                             CAPITAL       CAPITAL       EARNINGS       TOTAL
                                                          -----------------------------------------------------
BALANCE - JANUARY 1, 2002                                 $        -     $      128     $   1,354     $   1,482
Net profit                                                         -              -           576           576
Dividends                                                          -              -        (3,590)       (3,590)
                                                          -----------------------------------------------------
Balance - December 31, 2002                                        -            128        (1,660)       (1,532)
Net profit                                                         -              -         4,211         4,211
Dividends                                                          -              -        (2,564)       (2,564)
                                                          -----------------------------------------------------
Balance - December 31, 2003                               $        -     $      128      $    (13)    $     115
                                                          =====================================================





             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF CASH FLOWS
                         FOR THE YEARS ENDED DECEMBER 31
                    (Expressed in thousands of U.S. dollars)

                                                                                   2003              2002
                                                                            -------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                  $           4,211    $          576
                                                                            -------------------------------------
   Adjustments to reconcile net income to net cash flows provided by operating activities
   Changes in assets and liabilities
       (Increase) decrease in trade receivables and other receivables                    (740)              477
        Increase (decrease) in trade payables and other accruals                          675               850
        Increase (decrease) in income taxes payable                                        41                20
                                                                            -------------------------------------
Net cash flows provided by operating activities                                         4,187             1,923
                                                                            -------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Related party advances (repayments)                                                 (3,880)           (1,860)
                                                                            -------------------------------------
Net cash flows used in financing activities                                            (3,880)           (1,860)
                                                                            -------------------------------------

Increase in cash and cash equivalents                                                     307                63
Cash and cash equivalents, beginning of year                                              509               446
                                                                            -------------------------------------
Cash and cash equivalents, end of year                                      $             816    $          509
                                                                            =====================================

SUPPLEMENTAL NONCASH INVESTING AND FINANCING ACTIVITIES:
   Dividends netted against outstanding loans to shareholders               $           2,564    $        3,590
                                                                            =====================================

THE FOLLOWING TABLE PRESENTS THE UNAUDITED RESULTS OF THE NEW GROUP'S GEOGRAPHICAL SEGMENTS:

SEGMENT REVENUE:                                    2003              2002
                                              ---------------- ----------------
People's Republic of China                    $        2,761    $       1,314
Hong Kong                                              2,609              489
South East Asia                                           42               57
Others                                                    24                -
                                              ---------------- ----------------
                                              $        5,436    $       1,860
                                              ================ ================

SEGMENT RESULTS:
People's Republic of China                    $        2,159    $         415
Hong Kong                                              2,000              135
South East Asia                                           33               26
Others                                                    19                -
                                              ---------------- ----------------
                                              $        4,211    $         576
                                              ================ ================


(II) REORGANIZATION WITH A PUBLICLY HELD COMPANY.

Pursuant to a Share Exchange Agreement dated November 17, 2004, MPL agreed to transfer all of its issued and outstanding shares in exchange for 109,623,006 shares (representing an 85% controlling interest after the acquisition) in Interactive Marketing Technology, Inc. ("IAMK"), a U.S. public company that trades on the Over-The-Counter Bulletin Board. MPL will become a wholly-owned subsidiary of IAMK upon completion of the Share Exchange Agreement. After the acquisition is concluded, MPL plans to change its corporate name to "China Artists Agency, Inc." and to change the fiscal year end of the reporting company to December 31.

To effect the reverse acquisition and comply with the terms of the Share Exchange Agreement, IAMK will effect a reverse split of its issued and outstanding common stock on a 1.69 to 1 basis and increase the authorized number of shares of its common stock, $0.001 par value per share, from 60,000,000 to 200,000,000.

The accounting for this transaction is identical to that resulting from a reverse acquisition, except that no goodwill or other intangible assets shall be recorded. Accordingly, the financial statements of MPL will be the historical financial statements of the Company.

Supplemental unaudited pro forma condensed financial statements have been omitted as the resulting financial impact of the reverse acquisition represents a change in the legal structure only of MPL since IAMK does not have any operations for the periods presented and the financial statements of MPL will be the historical financial statements of the Company.